UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2021, Logiq, Inc., a Delaware corporation (the “Company”), entered into various agreements (discussed in further detail below) with Lovarra, a Nevada corporation (“Lovarra”) and public reporting subsidiary of the Company, pursuant to which the Company has agreed to transfer its AppLogiq business to Lovarra on or before December 31, 2021, subject to customary conditions and approvals and completion of requisite financial statement audits (the “Separation”). Lovarra is a fully reporting U.S. public company, which is approximately 78.5% owned by the Company’s wholly owned subsidiary GoLogiq LLC (“GoLogiq”). In connection with the Separation, the Company intends to distribute, on a pro rata basis, 100% of the Company’s ownership interests in Lovarra to the Company’s shareholders of record as of December 30, 2021 (the “Record Date”) (the “Distribution,” and collectively with the “Separation,” the “Spin Off”), which Distribution of said shares is expected to occur on or about June 30, 2022 (the “Distribution Date”).

A summary of the material terms of those agreements entered into by and between the Company and Lovarra on December 15, 2021 in connection with the Spin Off is set forth below.

Master Distribution Agreement and Separation Agreement

The Company and Lovarra entered into a Master Distribution Agreement and Separation Agreement, which set forth the terms of the Separation and the subsequent Distribution. Pursuant to these agreements, the Company will assign, transfer, convey and deliver (or cause one or more of its subsidiaries to do so) its AppLogiq business and all of the AppLogiq assets to Lovarra in exchange for the assumption by Lovarra of the liabilities of AppLogiq and the issuance of shares of Lovarra to the Company which Lova shares will then be distributed to shareholders as of the Record Date as provided in the Distribution as part of the Spin Off.

The Shares of Lovarra will be distributed on the Distribution Date pursuant to a stock dividend to Company shareholders of record as of the Record Date in a dividend ratio of one Lovarra share for each one share of the Company held on the Record Date (the “Dividend Ratio”).

The Company will retain its DataLogiq business, as well as certain other excluded assets, as specified in the Separation and Master Distribution Agreements. As a result of the Spin Off, following the Distribution Date, Lovarra will be owned by the stockholders of the Company and will cease to be a subsidiary of the Company and the Company and Lovarra will operate as two separate public companies with the Company operating the DataLogiq business and Lovarra operating the AppLogiq business.

The Separation and Master Distribution Agreements do not include representations and warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with these transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents. Except as expressly set forth in the separation and distribution agreement, all assets will be transferred on an “as is,” “where is” basis.

The Separation and Master Distribution Agreements govern each of the parties’ rights and obligations regarding the Spin Off. Prior to consummation of the Distribution, Lovarra shall deliver all of its issued and outstanding shares of common stock held by the Company to a distribution agent. On the Distribution Date, Lovarra will instruct the distribution agent to electronically deliver such shares of its common stock to the Company’s shareholders as of the Record Date based on the Dividend Ratio. As noted above, the Company currently expects that the Distribution will be consummated on or before the end of June 2022, subject to satisfaction of certain conditions and receipt of regulatory approvals.

Pursuant to the Separation Agreement and Master Distribution Agreements, each of the parties agreed to release the other and its affiliates, successors and assigns, and all persons that prior to the Spin Off have been the other’s shareholders, directors, officers, members, agents and employees, and their respective heirs, executors, administrators, successors and assigns, from any claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or any conditions existing at or prior to the time of the distribution. These releases are subject to exceptions set forth in the respective separation and distribution agreements. In addition, each of the parties agreed to indemnify the other and each of the other’s past and present directors, officers and employees, and each of their successors and assigns, against certain liabilities incurred in connection with the Spin Off and the parties’ respective businesses. The amount of either parties’ indemnification obligations will be reduced by any insurance proceeds the party being indemnified receives.

Tax Sharing Agreement

In addition, the Company and Lovarra entered into a Tax Sharing Agreement, which agreement governs each of the parties’ respective rights, responsibilities and obligations with respect to taxes for any tax period ending on or before the Distribution Date, as well as tax periods beginning before and ending after the Distribution Date. Generally, (i) the Company will be liable for all pre-distribution U.S. federal income taxes, foreign income taxes and non-income taxes attributable to (x) the Company’s DataLogiq business and (y) at least one asset or activity that is part of the Company’s DataLogiq business and at least one asset or activity that is part of the AppLogiq business; and (ii) Lovarra will be liable for all pre-distribution U.S. federal income taxes, foreign income taxes and non-income taxes attributable solely to the AppLogiq business.

Transition Services Agreement

Last, the Company and Lovarra also entered into a Transition Services Agreement, pursuant to which the Company and Lovarra will provide and/or make available various administrative services and assets (each, a “Service,” and collectively, the “Services”) to each other during the transition period commencing on the closing of the Separation and ending on the earlier of (i) the date that one of the parties terminates the provision of any given Service pursuant to the agreement and (ii) the date agreed upon by the parties with respect to such Service, which is expected to be an approximately 13 month period. Services to be provided by the Company to Lovarra include, amongst other things, certain services related to finance, taxation, legal/compliance, SEC compliance, regulatory, risk, human resources, payroll, public relations, marketing and advertising, facilities and information technology. Services to be provided by Lovarra to the Company include, amongst other things, certain services related to finance, taxation, legal/compliance, SEC compliance, regulatory, risk and public relations. The full allocation of Services between the parties is set forth on Schedule 1 of the Transition Services Agreement.

In consideration for such services, the Company and Lovarra will each pay fees to the other for the services provided, and those fees will generally be in amounts intended to allow the party providing services to recover all of its direct and indirect costs incurred in providing those services.

The personnel performing services under the transition services agreement will be employees and/or independent contractors of the party providing the service and will not be under the direction or control of the party to whom the service is being provided. The transition services agreement also contains customary mutual indemnification provisions.

The foregoing descriptions of the Master Distribution Agreement, Separation Agreement, Transition Services Agreement and Tax Sharing Agreement do not purport to be complete, and are qualified in their entirety by reference to the complete text of the Master Distribution Agreement, Separation Agreement, Transition Services Agreement and Tax Sharing Agreement, copies of which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 2.1, 2.2, 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On December 16, 2021, the Company, issued a press release announcing execution of the agreements that will govern the Spin Off. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report and the exhibits attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “intends,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report and the exhibits attached hereto, or made hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Master Distribution Agreement by and between Logiq, Inc. and Lovarra, dated December 15, 2021.
2.2	Separation Agreement by and between Logiq, Inc. and Lovarra, dated December 15, 2021.
10.1	Transition Services Agreement by and between Logiq, Inc. and Lovarra, dated December 15, 2021.
10.2	Tax Sharing Agreement by and between Logiq, Inc. and Lovarra, dated December 15, 2021.
99.1	Press Release, dated December 16, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: December 16, 2021	By:	/s/ Brent Suen
Brent Suen President and Executive Chairman